Exhibit 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Urban, Chief Executive Officer of friendlyway Corporation. (the “Company”), hereby certify to my knowledge that:
(1)
The Company’s quarterly report on Form 10-QSB for the quarter ended April 30, 2005 (the “Form 10-QSB”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

friendlyway Corporation	/s/ Michael Urban
(Registrant)	Michael Urban
Chief Executive Officer

Dated: June 22, 2005

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